Mid Cap Bull 2.5X Fund
Japan Bull 2X Fund
India Bull 2X Fund

each a Series of the
DIREXION FUNDS

Supplement dated November 17, 2008
to the Prospectus dated August 28, 2008

The Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of management, determined to close three of its series, the Mid Cap Bull 2.5X Fund, the Japan Bull 2X Fund and the India Bull 2X Fund (the “Funds”).  The Funds will be closed to new purchases of additional shares as of the close of trading on November 28, 2008 (except purchases made through reinvestment of dividends, if any) and will be liquidated on or about December 19, 2008 (the “Liquidation Date”).  Each Fund will no longer pursue its stated investment objective after December 12 and may no longer pursue its objective earlier if a Fund’s assets fall below $2 million, as noted in the “Investment Techniques and Policies – Defensive Policy” section on page 5 of the Prospectus.

Any shareholder who has not redeemed his or her shares of the Funds, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date, will receive a check representing the shareholder's proportionate interest in the net assets of the Funds as of the Liquidation Date.

Please retain this Supplement with the Prospectus.